CORTINA FUNDS

Cortina Small Cap Value Fund

Investor Class (Ticker Symbol: CISVX)

Institutional Class (Ticker Symbol: CRSVX)

SUMMARY PROSPECTUS

April 14, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including its Statement of Additional Information and shareholder reports, online at www.cortinafunds.com. You may also obtain this information at no cost by calling 1-855-612-3936. The Fund’s Prospectus and Statement of Additional Information, both dated April 14, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Cortina Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fees (as a percentage of amount redeemed, if redeemed within 60 days of initial investment)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Investor Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	4.55%	4.55%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%

Total Annual Fund Operating Expenses	5.57%	5.82%
Less: Fee Waiver/Expense Reimbursement	(4.45)%	(4.45)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.12%	1.37%

(1)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

(2)	Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2015, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors (the “Board”). Subsequent to October 31, 2015, this expense cap/reimbursement agreement will automatically continue for successive renewal terms of one year each, unless either the Board or the Adviser notifies the other party of its desire to terminate prior to such renewal. The Adviser may request a reimbursement from the Fund to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Fund’s total annual fund operating expenses plus any requested reimbursement amount are less than the above limit at the time of the request.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$114	$1,265	$2,402	$5,192
Investor Class	$139	$1,336	$2,513	$5,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks of small capitalization (“small-cap”) companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The largest company in the Russell 2000 Value Index has a market capitalization of approximately $3.6 billion. The Fund may hold securities that are outside of this range so long as it complies with the requirements of the Fund’s principal investment strategies and the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund’s assets. The Fund may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”)) that are listed in the United States on a national securities exchange.

In deciding which securities to buy, hold or sell, the Adviser pursues a value oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The Adviser focuses on securities with market-to-book ratios and price-to-earnings ratios that are lower than those of the general market averages or similar companies. The Adviser also may consider a company’s dividend yield, growth in sales, balance sheet, management capabilities, earnings and cash flow, as well as other factors. In addition, the Adviser may select securities because it believes there is some potential catalyst to cause a company’s stock price to rise.

Principal Investment Risks

Please be aware that you may lose money by investing in the Fund. The following is a summary description of the principal risks of investing in the Fund.

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Additionally, while the Adviser has been managing assets for investors since 2004, the Adviser has not previously managed a registered mutual fund.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Common stock is generally subject to greater risk than preferred stocks and debt obligations because holders of common stock generally have inferior rights to receive payments from issuers in comparison with the rights of the holders of other securities, bondholders and other creditors.

Small-Cap Companies Risk. Investments in small-cap companies entail greater risks than those associated with larger, more established companies, including greater volatility and less liquidity.

Value-Style Investing Risk. Because the Fund focuses on value-style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Value-style stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, but may not ever realize their full value.

Foreign Securities Risk. The Adviser may invest in foreign securities and ADRs relating to foreign securities. Investments in foreign financial markets present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment and limitations on repatriation of invested capital.

Performance Information

The Fund’s Investor Class shares are expected to commence operations on April 30, 2014. The performance shown below reflects the performance of the Fund’s Institutional Class shares, the initial share class, without the effect of any fee and expense limitations or waivers. The performance of the Investor Class shares would have substantially similar annual returns as the Institutional Class shares because the classes are invested in the same portfolio of securities. The Investor Class shares performance may be higher due to the extent the Institutional Class shares expenses are lower than those of the Investor Class shares. Performance for the Fund’s Investor Class shares will be available once the class has been in operation for a full calendar year.

The following performance information provides some indication of the risks of investing in the Fund’s Institutional Class shares. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the Fund’s Institutional Class shares, as reported in a separate Prospectus for Institutional Class shares, dated November 1, 2013. The table below illustrates how the Fund’s average annual total returns for 1 year compare with those of a broad measure of market performance for the Fund’s Institutional Class shares. The past performance of the Fund’s Institutional Class shares (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.cortinafunds.com or by calling the Fund toll-free at 1-855-612-3936.

Annual Total Returns for the Last 2 Calendar Years – Institutional Class Shares*

Best Quarter: 1st quarter 2012, 14.98%

Worst Quarter: 2nd quarter 2012, 1.46%

* The Fund’s calendar year-to-date returns as of December 31, 2012 and December 31, 2013 were 27.39% and 41.49%, respectively.

Average Annual Total Returns

(for the periods ended December 31)

	1 Year	Since Inception (9/30/2011)
Institutional Class Shares
Return Before Taxes	41.49%	37.22%
Return After Taxes on Distributions	40.94%	35.11%
Return After Taxes on Distributions and Sale of Fund Shares	23.73%	28.60%
Investor Class Shares
Return Before Taxes	41.14%	36.88%
Russell 2000 Value TR Index (reflects no deduction for fees, expenses or taxes)	34.52%	31.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

After-tax returns are only shown for Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying sales charges and expenses between the classes.

Investment Adviser

Cortina Asset Management, LLC is the Fund’s investment adviser.

Portfolio Manager

Alexander E. Yaggy, CFA, Portfolio Manager of the Adviser, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund offers investors two classes of shares: Investor Class and Institutional Class. The minimum initial investment in Investor Class is $2,500 for non-qualified accounts and $2,500 for qualified accounts. There is no subsequent investment minimum for Investor Class shares. The minimum initial investment for Institutional Class is $25,000. There is no subsequent investment minimum for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

You may purchase or redeem shares of the Fund on any day in which the New York Stock Exchange (the “NYSE”) is open by written request via mail (Cortina Funds, Inc. c/o ALPS Fund Services, Inc., P.O. Box 1376, Denver, CO 80201-1376) or overnight delivery (Cortina Funds, Inc. c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203), by wire transfer, by telephone at 1-855-612-3936, or through a financial intermediary.

Tax Information

The Fund intends to make distributions that may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains, unless you are a tax-exempt investor or are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Fund’s distributor, ALPS Distributors, Inc., may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your adviser to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.